                        APPOINTMENT OF ATTORNEY-IN-FACT
                                      AND
                              CONSENT OF DIRECTOR

    I hereby authorize, as a director of AmeriQuest Technologies, Inc. (the "Corporation"), the filing (1) with the Securities and Exchange Commission and
(2) with any of the respective states as may be necessary to comply with the securities laws of such states, of Registration Statements on Forms S-3 and S-4 relating to the acquisition of Robec, Inc. pursuant to the terms and conditions of that certain Amended and Restated Agreement and Plan of Reorganization dated August 11, 1994 by and between AmeriQuest Technologies, Inc. and Robec, Inc., and such other documents as may be required by such authorities.

    I hereby consent to the filing by the Corporation of such Registration Statements, and to reference to my name in the Registration Statements as a "Director" of the Corporation. I hereby appoint Harold L. Clark and Stephen G. Holmes as my attorneys-in-fact with power to either of them to sign any and all amendments or documents required to complete any post-effective amendments and reports to such Registration Statement filed on behalf of the Corporation.

    DATED the 21st day of November, 1994.

                                       /s/ Marc L. Werner
                                       -------------------------
                                       Marc L. Werner

                        APPOINTMENT OF ATTORNEY-IN-FACT
                                      AND
                              CONSENT OF DIRECTOR

    I hereby authorize, as a director of AmeriQuest Technologies, Inc. (the "Corporation"), the filing (1) with the Securities and Exchange Commission and
(2) with any of the respective states as may be necessary to comply with the securities laws of such states, of Registration Statements on Forms S-3 and S-4 relating to the acquisition of Robec, Inc. pursuant to the terms and conditions of that certain Amended and Restated Agreement and Plan of Reorganization dated August 11, 1994 by and between AmeriQuest Technologies, Inc. and Robec, Inc., and such other documents as may be required by such authorities.

    I hereby consent to the filing by the Corporation of such Registration Statements, and to reference to my name in the Registration Statements as a "Director" of the Corporation. I hereby appoint Harold L. Clark and Stephen G. Holmes as my attorneys-in-fact with power to either of them to sign any and all amendments or documents required to complete any post-effective amendments and reports to such Registration Statement filed on behalf of the Corporation.

    DATED the 21st day of November, 1994.

                                       /s/ Eric J. Werner
                                       -------------------------
                                       Eric J. Werner

                        APPOINTMENT OF ATTORNEY-IN-FACT
                                      AND
                              CONSENT OF DIRECTOR

    I hereby authorize, as a director of AmeriQuest Technologies, Inc. (the "Corporation"), the filing (1) with the Securities and Exchange Commission and
(2) with any of the respective states as may be necessary to comply with the securities laws of such states, of Registration Statements on Forms S-3 and S-4 relating to the acquisition of Robec, Inc. pursuant to the terms and conditions of that certain Amended and Restated Agreement and Plan of Reorganization dated August 11, 1994 by and between AmeriQuest Technologies, Inc. and Robec, Inc., and such other documents as may be required by such authorities.

    I hereby consent to the filing by the Corporation of such Registration Statements, and to reference to my name in the Registration Statements as a "Director" of the Corporation. I hereby appoint Harold L. Clark and Stephen G. Holmes as my attorneys-in-fact with power to either of them to sign any and all amendments or documents required to complete any post-effective amendments and reports to such Registration Statement filed on behalf of the Corporation.

    DATED the 21st day of November, 1994.

                                       /s/ Terren S. Peizer
                                       -------------------------
                                       Terren S. Peizer

                        APPOINTMENT OF ATTORNEY-IN-FACT
                                      AND
                              CONSENT OF DIRECTOR

    I hereby authorize, as a director of AmeriQuest Technologies, Inc. (the "Corporation"), the filing (1) with the Securities and Exchange Commission and
(2) with any of the respective states as may be necessary to comply with the securities laws of such states, of Registration Statements on Forms S-3 and S-4 relating to the acquisition of Robec, Inc. pursuant to the terms and conditions of that certain Amended and Restated Agreement and Plan of Reorganization dated August 11, 1994 by and between AmeriQuest Technologies, Inc. and Robec, Inc., and such other documents as may be required by such authorities.

    I hereby consent to the filing by the Corporation of such Registration Statements, and to reference to my name in the Registration Statements as a "Director" of the Corporation. I hereby appoint Harold L. Clark and Stephen G. Holmes as my attorneys-in-fact with power to either of them to sign any and all amendments or documents required to complete any post-effective amendments and reports to such Registration Statement filed on behalf of the Corporation.

    DATED the 21st day of November, 1994.

                                       /s/ William N. Silvis
                                       -------------------------
                                       William N. Silvis

                        APPOINTMENT OF ATTORNEY-IN-FACT
                                      AND
                              CONSENT OF DIRECTOR

    I hereby authorize, as a director of AmeriQuest Technologies, Inc. (the "Corporation"), the filing (1) with the Securities and Exchange Commission and
(2) with any of the respective states as may be necessary to comply with the securities laws of such states, of Registration Statements on Forms S-3 and S-4 relating to the acquisition of Robec, Inc. pursuant to the terms and conditions of that certain Amended and Restated Agreement and Plan of Reorganization dated August 11, 1994 by and between AmeriQuest Technologies, Inc. and Robec, Inc., and such other documents as may be required by such authorities.

    I hereby consent to the filing by the Corporation of such Registration Statements, and to reference to my name in the Registration Statements as a "Director" of the Corporation. I hereby appoint Harold L. Clark and Stephen G. Holmes as my attorneys-in-fact with power to either of them to sign any and all amendments or documents required to complete any post-effective amendments and reports to such Registration Statement filed on behalf of the Corporation.

    DATED the 19 day of January, 1995.

                                       /s/ Robert H. Beckett
                                       -------------------------
                                       Robert H. Beckett